Compensation Receivable for Consumption Tax, Net	6 Months Ended
Sep. 30, 2025
Compensation Receivable for Consumption Tax, Net [Abstract]
COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

NOTE 5 – COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

Compensation receivable for consumption tax, net consisted of the following:

	September 30, 2025	March 31, 2025
Compensation receivable for consumption tax	$9,455,836	$9,311,718
Less: allowance for credit losses	(94,544)	(93,103)
Subtotal	9,361,292	9,218,615
Less: compensation receivable for consumption tax, current, net	(7,289,882)	(7,178,775)
Compensation receivable for consumption tax, non-current, net	$2,071,410	$2,039,840

The Tokyo Regional Taxation Bureau had conducted a tax examination into the Company’s consumption tax filing for the period from July 2018 to December 2021. As a result of the examination, the Company was required to return consumption tax refund for export transactions that were determined not to meet the tax exemption requirements due to failure in submission of relevant export documents (see Note 12) by certain of the Company’s suppliers and customers. In June 2023, the Company entered into agreements with relevant suppliers and customers to claim compensation for damages from the additional consumption tax payment. These suppliers and customers agreed to compensate the Company and the compensation receivable for consumption tax will be paid over two years from the date of the agreements. However, due to the tax review the Company filed with the National Tax Tribunal on February 22, 2024 as mentioned in Note 6(3), the Company agreed to temporarily suspend the repayment, and these suppliers and customers will resume the payment after the final assessment is determined by the Tokyo Regional Taxation Bureau. As of September 30, 2025, the net total of compensation receivable for consumption tax was approximately $9.5 million (approximately ¥1.4 billion).